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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 30, 2005 in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-122821) and related Prospectus of Cogent Communications Group, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

McLean, VA
May 5, 2005

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm